                                                                Attachments to
                                                                EXHIBIT 10.14(a)




                                 March 24, 2000



Genomic Solutions, Inc.
4355 Varsity Drive, Suite E
Ann Arbor, MI  48108
                                        AMENDMENT NO. 3 TO LETTER LOAN AGREEMENT
Gentlemen:

         This letter (this "Amendment"), amends the Letter Loan Agreement dated August 10, 1998 (as amended by the Amendment No. 1 to Letter Loan Agreement dated April 29, 1999 and Amendment No. 2 to Letter Loan Agreement dated February 29, 2000 but effective as of September 30, 1999, the "Agreement") by and between Comerica Bank, a Michigan banking corporation ("Bank"), and Genomic Solutions, Inc., a Delaware corporation ("Company"). Terms used and not otherwise defined in this Amendment have the meanings ascribed to them in the Agreement.

         In consideration of the mutual promises made in this Amendment, and other valuable consideration, the receipt and sufficiency of which is acknowledged, Bank and Company agree as follows:

1. The first unnumbered paragraph on page one of the Agreement is amended by replacing the term "Two Million Dollars ($2,000,000)" with the term "Twenty Two Million Dollars ($22,000,000)."

2  .     Section 1 of the Agreement is amended to insert the following definitions in appropriate alphabetical order:

         "Cash" shall mean money, currency or a credit balance in a general deposit account with a financial institution.


         "Cash Equivalents" shall mean (i) unencumbered securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than three years from the date of acquisition, (ii) unencumbered marketable direct obligations issued by any State of the United States of America or any local government or other political subdivision thereof rated (at the time of acquisition of such security) at least AA by Standard & Poor's Corporation ("S&P") or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") having maturities of not more than one year from the date of acquisition, (iii) unencumbered U.S. Dollar

Genomic Solutions, Inc.
March 24, 2000
Page 2


         denominated time deposits, certificates of deposit and bankers' acceptances of (x) Bank, (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (z) any bank whose short-term commercial paper rating (at the time of acquisition of such security) by S&P is at least A-l or the equivalent thereof or by Moody's is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than six months from the date of acquisition, (iv) unencumbered commercial paper and variable or fixed rate notes issued by Bank or by the parent company of Bank and commercial paper and variable rate notes issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating (at the time of acquisition of such security) of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long-term unsecured debt rating (at the time of acquisition of such security) of at least AA or the equivalent thereof by S&P or the equivalent thereof by Moody's and in each case maturing within one year after the date of acquisition and (v) unencumbered repurchase agreements with Bank maturing within one year from the date of acquisition that are fully collateralized by investment instruments that would otherwise be Cash Equivalents.

         "Liquid Assets" shall mean Cash, and Cash Equivalents.

         "unencumbered" shall mean with respect to any asset, that such asset is not subject to any voluntary or involuntarily lien, security interest, mortgage, pledge or other encumbrance, including without limitation any lien or security interest in favor of the Bank.

3. Section 2 of the Agreement is amended by replacing the term "Two Million Dollars ($2,000,000)" with the term "Twenty Two Million Dollars ($22,000,000)."

4.       The following Section 2 A is inserted immediately after Section 2:

         2A Standby letters of credit ("Letters of Credit") may be issued by Bank on behalf of Company from time to time under the Line of Credit. The undrawn amount of the Letters of Credit shall not exceed Two Million Dollars ($2,000,000) at any time. Letters of Credit shall be on terms and conditions (including fees) and issued subject to documentation acceptable to Bank. Each Letter of Credit shall expire on the earlier to occur of 360 days from its date of issuance and the Maturity Date as set forth in the Note.

5.       Section 3 is amended to add the following Section (g):

Genomic Solutions, Inc.
March 24,  2000
Page 3


         (g) Proceeds of loans under the Line of Credit and Letters of Credit shall be used for general, corporate purposes, including working capital.

6. Section 4(m) is amended to replace the term "April 1998 Subordinated Debt" with the term "April 1999 Subordinated Debt."

7.       Section 4 of the Agreement is amended to add the following subsections
         (n) and (o):

         (n) Maintain at all times after Company's initial public offering (including without limitation after payment of the debt now owing under the April 1999 and October, 1999 Subordinated Debt financing) unencumbered Liquid Assets of at least $10,000,000.

         (o) Maintain at all times cash collateral acceptable to and under the control of the Bank in which Bank shall have a first priority, perfected security interest in an amount not less than $20,000,000. If and when the Line of Credit is permanently and irrevocably reduced, the amount of cash collateral required shall be reduced by the amount by which the Line of Credit is reduced.

8.       Section 5(c)(viiI) is amended to read in its entirety:

         (viii) liens or encumbrances on assets of Company and its subsidiaries in connection with the April, 1999 Subordinated Debt financing and the October, 1999 Subordinated Debt financing.


9. The form of promissory note annexed to this Amendment as Exhibit A is substituted for the form of promissory note annexed to the Agreement as Exhibit A.

Genomic Solutions, Inc.
March 24, 2000
Page 4

10. In consideration for the Bank's entering into this Amendment, within 31 days of the date of this Amendment, the Company shall pay the Bank a non-refundable closing fee of $37,500. In addition, Company shall reimburse Bank for all of Bank's out-of-pocket expenses and reasonable attorney fees incurred in connection with the closing of the transactions contemplated by this Amendment.

11. The Company hereby reaffirms the representations and warranties set forth in
Section 3 of the Agreement and acknowledges and confirms that those representations and warranties are continuing representations and warranties during the life of the Agreement.

12. The effectiveness of this Amendment is conditioned on the Bank's receipt of the following:

          a. A fully executed promissory note in the form annexed hereto as Exhibit A.

          b. The documents required by the attached Closing Agenda, fully executed by the parties thereto the Banks satisfaction.

13. Except as amended by this Amendment, the terms of the Agreement and the other Loan Documents shall remain in full force and effect.

14. If the foregoing is acceptable to Company, please indicate such with the authorized signature of Company as provided below.

                                  Very truly yours,

                                  COMERICA BANK



                                  By: Ronald M. Ruks
                                      ------------------------------------------

                                  Its: Assistant Vice President
                                      ------------------------------------------




ACCEPTED AND AGREED:

GENOMIC SOLUTIONS, INC.

Genomic Solutions, Inc.
March 24, 2000
Page 5




By:      Jeffrey S. Williams
         -----------------------
Its:     President and CEO
         -----------------------
Dated:
         -----------------------


Each of the undersigned Guarantors acknowledges the Company's execution of the foregoing Amendment and consents to the terms of the Amendment. Each Guarantor ratifies and confirms its Guaranty of the obligations of the Company to the Bank and acknowledges that such Guaranty remains in fully force and effect in accordance with its terms.

GENOMIC SOLUTIONS, K.K.



By:      Jeffrey S. Williams
         ---------------------------
Its:     Chairman
         ---------------------------
Dated:
         ---------------------------


GENOMIC SOLUTIONS, LTD.


By:      Jeffrey S. Williams
         ---------------------------
Its:     Chairman
         ---------------------------
Dated:
         ---------------------------

                    AMENDMENT NO.1 TO SUBORDINATION AGREEMENT

         This Amendment No. 1 to Subordination Agreement (this "Amendment") is made as of March 24, 2000 by and among the Genomic Solutions, Inc., Genomic Solutions, Ltd. and Genomic Solutions K.K., (each, a "Borrower") and, together, (the "Borrowers"), the parties listed on the signature pages hereto as Creditors (each "Creditor") and collectively ("Creditors") and Comerica Bank ("Bank").

                                    RECITALS

A. The parties have entered into the Subordination Agreement dated as of April 23, 1999 (the "Subordination Agreement").

B.   The parties wish to amend the Subordination Agreement as provided herein.

     THEREFORE, in consideration of the recitals, and other valuable consideration, the receipt and sufficiency of which is acknowledge, Bank, Borrowers and Creditors agree as follows:

1. The proviso following the phrase (the "Senior Indebtedness") in the tenth line of Section 1 of the Subordination Agreement is amended to read:

     provided, however, that Senior Indebtedness does not include aggregate principal amounts at any one time outstanding in excess of the sum of (a) an amount equal to $3,000,000 during the calendar year 1999, $6,000,000 during the calendar year 2000, $7,000,000 during the calendar year 2001 and $8,000,000 during the calendar year 2002 and thereafter, plus (b) the aggregate principal amount of all indebtedness owing from time to time from the Borrower to the Bank secured by cash and/or cash equivalents to the extent such indebtedness is paid or satisfied by such cash and/or cash equivalents.

1. Section 20 of the Subordination Agreement is amended to add the following additional subsection 20G.

     G. Notwithstanding anything to the contrary in this Agreement, if the Borrower closes an initial public offering on or before June 1, 2001 pursuant to the Registration Statement filed with the Securities and Exchange Commission and proceeds of that initial public offering exceed $50,000,000 (an "IPO"), then Creditors may ask for, demand, sue for, take or receive from Borrowers the full outstanding principal balance of the Notes notwithstanding whether a Standstill Notice has been given to Creditors.

2. After an IPO, evidence of the Subordinated Indebtedness shall no longer be required to contain the restrictive legend set forth in the second sentence of
Section 6 of the Subordination Agreement.

3. Except as amended by this Amendment, the terms of Subordination Agreement shall remain in full force and effect.

      Executed as of the date first written above.

                    [Signatures begin on the following page]

   WHITE PINES LIMITED PARTNERSHIP I
   By: White Pines G.P., L.L.C. its general
       partner


   By: /s/ Frederick L. Yocum
       -----------------------------
       Frederick L. Yocum, Chairman



   PACIFIC CAPITAL, L.P.
   By:  WP Pacific G.P., L.L.C., a general
        partner



   By: /s/ Frederick L. Yocum
       -----------------------------
       Frederick L. Yocum, Chairman
IAN R. N. BUND SMITH BARNEY
   PROTOTYPE PS PLAN ACCOUNT
   #206-08291-12445
YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C
MCDONALD INVESTMENTS INC. CUSTODIAN
   FBC S. STERLING MCMILLAN III IRA
   ROLLOVER ACCOUNT #85362191
RONALD G. KALISH LIVING TRUST U/A/D
   SEPTEMBER 9, 1997
LOIS F. MARLER
MCDONALD INVESTMENTS INC. CUSTODIAN
   FBO DANIEL J. BOYLE IRA
   ROLLOVER ACCOUNT #85314893
NATIONAL CITY BANK OF MI/IL CUSTODIAN
   FBO HERBERT S. AMSTER IRA
   ROLLOVER ACCOUNT DATED JUNE 12, 1991
   #MI-1491-00-4
KANTNER AND ASSOCIATES PROFIT SHARING
   PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS
By:  White Pines Management, L.L.C.,
     a Michigan limited liability
     company, attorney-in-fact


By: /s/ Frederick L. Yocum
------------------------------
 Frederick L. Yocum, Chairman

COMERICA BANK                                        BANK'S ADDRESS:


By:  Ronald M. Ruks                                  500 Woodward Avenue
    -------------------------------                  Detroit, MI 48226
Its:  Assistant Vice President
    -------------------------------


                            BORROWER'S ACKNOWLEDGMENT

The undersigned ("Borrowers") accept notice of the subordination created by this Agreement and agree that they will take no action inconsistent with this Agreement. Borrowers agree that the Bank may, at its option, without notice and without limiting Bank's other rights, upon any breach by Creditors holding at least 10% of the aggregate outstanding principal amount of the Subordinated Indebtedness ("Material Creditors") of, or purported termination by Material Creditors of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrowers.


GENOMIC SOLUTIONS, INC.                     BORROWERS' ADDRESS


By:  Jeffrey S. Williams                    4355 Varsity Drive
    -------------------------------         Ann Arbor, MI 48108
Its: President & CEO
    -------------------------------

GENOMIC SOLUTIONS, LTD


By:  Jeffrey S. Williams
    -------------------------------
Its: Chairman
    -------------------------------
GENOMIC SOLUTIONS, K.K.


By:  Jeffrey S. Williams
    -------------------------------
Its: Director
    -------------------------------

                      AMENDMENT NO. 1 TO SUBORDINATION AGREEMENT

     This Amendment No. 1 to Subordination Agreement (this "Amendment") is made as of March 24, 2000 by and among the Genomic Solutions, Inc., Genomic Solutions, Ltd. and Genomic Solutions K.K., (each, a "Borrower") and, together, (the "Borrowers"), the parties listed on the signature pages hereto as Creditors (each "Creditor") and collectively ("Creditors") and Comerica Bank ("Bank").


                                   RECITALS


A. The parties have entered into the Subordination Agreement dated as of October 28, 1999 (the "Subordination Agreement").

B.  The parties wish to amend the Subordination Agreement as provided herein.

    THEREFORE, in consideration of the recitals, and other valuable consideration, the receipt and sufficiency of which is acknowledge, Bank, Borrowers and Creditors agree as follows:

1. The proviso following the phrase (the "Senior Indebtedness") in the tenth line of Section 1 of the Subordination Agreement is amended to read:

    provided, however, that Senior Indebtedness does not include aggregate principal amounts at any one time outstanding in excess of the sum of (a) an amount equal to $3,000,000 during the calendar year 1999, $6,000,000 during the calendar year 2000, $7,000,000 during the calendar year 2001 and $8,000,000 during the calendar year 2002 and thereafter, plus (b) the aggregate principal amount of all indebtedness owing from time to time from the Borrower to the Bank secured by cash and/or cash equivalents to the extent such indebtedness is paid or satisfied by such cash and/or cash equivalents.

1. Section 20 of the Subordination Agreement is amended to add the following additional subsection 20G.

    G. Notwithstanding anything to the contrary in this Agreement, if the Borrower closes an initial public offering on or before June 1, 2001 pursuant to the Registration Statement filed with the Securities and Exchange Commission and proceeds of that initial public offering exceed $50,000,000 (an "IPO"), then Creditors may ask for, demand, sue for, take or receive from Borrowers the full outstanding principal balance of the Notes notwithstanding whether a Standstill Notice has been given to Creditors.

2. After an IPO, evidence of the Subordinated Indebtedness shall no longer be required to contain the restrictive legend set forth in the second sentence of
Section 6 of the Subordination Agreement.

3. Except as amended by this Amendment, the terms of Subordination Agreement shall remain in full force and effect.

    Executed as of the date first written above.


                      [Signatures begin on the following page]

     WHITE PINES LIMITED PARTNERSHIP I
     By:  White Pines G.P., L.L.C. its general
          partner

     By:  /s/ Frederick L. Yocum
          ------------------------------------
          Frederick L. Yocum, Chairman

     PACIFIC CAPITAL, L.P.
     By:  WP Pacific G.P., L.L.C., a general
          partner

     By:  /s/ Frederick L. Yocum
          ------------------------------------
          Frederick L. Yocum, Chairman

IAN R. N. BUND
YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C.
RONALD G. KALISH LIVING TRUST U/A/D
     SEPTEMBER 9, 1997
McDONALD INVESTMENTS INC. CUSTODIAN
     FBO DANIEL J. BOYLE IRA ROLLOVER
     ACCOUNT #85314893
KANTNER AND ASSOCIATES PROFIT SHARING
     PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS
By:  White Pines Management, L.L.C.,
     a Michigan limited liability
     company, attorney-in-fact

By:  /s/ Frederick L. Yocum
     -----------------------------------------
     Frederick L. Yocum, Chairman

COMERICA BANK                            BANK'S ADDRESS:

By: Ronald M. Ruks                       500 Woodward Avenue
   --------------------------            Detroit, MI 48226
Its: Assistant Vice President
    -------------------------

                             BORROWER'S ACKNOWLEDGMENT


The undersigned ("Borrowers") accept notice of the subordination created by this Agreement and agree that they will take no action inconsistent with this Agreement. Borrowers agree that the Bank may, at its option, without notice and without limiting Bank's other rights, upon any breach by Creditors holding at least 10% of the aggregate outstanding principal amount of the Subordinated Indebtedness ("Material Creditors") of, or purported termination by Material Creditors of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrower:

GENOMIC SOLUTIONS, INC.                      BORROWERS' ADDRESS

By: Jeffrey S. Williams                      4355 Varsity Drive
   -------------------------------           Ann Arbor, MI 48108
Its: President and CEO
    ------------------------------

GENOMIC SOLUTIONS, LTD.

By: Jeffrey S. Williams
   -------------------------------
Its: Chairman
    ------------------------------

GENOMIC SOLUTIONS, K.K.

By: Jeffrey S. Williams
   -------------------------------
Its: Director
    ------------------------------